UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2014

THE AES CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-12291	54-11263725
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Wilson Boulevard, Suite 1100

Arlington, Virginia 22203

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (703) 522-1315

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On May 15, 2014, The AES Corporation (the “Company” or “AES”) announced an offering of $775,000,000 aggregate principal amount of its Floating Rate Notes due 2019 (the “Notes”). Citigroup Global Markets Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated were joint book-running managers for the offering of the Notes.

The public offering price of the Notes was 99.75% of the principal amount. AES received net proceeds of approximately $764.7 million, after deducting underwriting discounts and estimated offering expenses payable by the Company. AES intends to use the net proceeds from the offering of the Notes to repay substantially all of the outstanding term loans under the Company’s credit agreement dated May 27, 2011, as amended on February 27, 2013 (the “Senior Secured Term Loan Facility”) with a group of lenders for whom Citibank, N.A. acts as agent.

The Notes were offered and sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”), dated May 15, 2014, among AES, Citigroup Global Markets Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Merrill, Lynch, Pierce, Fenner & Smith, as representatives of the several underwriters, under AES’s automatic shelf registration statement (the “Registration Statement”) on Form S-3 (Registration No. 333-186888), filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2013. AES has filed with the SEC a prospectus supplement, dated May 15, 2014, together with the accompanying prospectus, dated February 27, 2013, relating to the offer and sale of the Notes.

The Notes were issued on May 20, 2014 pursuant to a Senior Indenture, dated as of December 8, 1998 (the “Base Indenture”), as amended and supplemented by a ninth supplemental indenture, dated as of April 3, 2003 (the “Ninth Supplemental Indenture”) and the eighteenth supplemental indenture, dated as of May 20, 2014 (the “Eighteenth Supplemental Indenture”, and together with the Base Indenture and the Ninth Supplemental Indenture, the “Indenture”), between AES and Wells Fargo Bank, N.A., as successor to Bank One, National Association (formerly known as The First National Bank of Chicago), as Trustee.

Interest on the Notes accrues at a floating rate equal to three-month LIBOR plus 3.00%, reset quarterly, and interest is payable on March 1, June 1, September 1 and December 1 of each year, beginning September 1, 2014. The Notes will mature on June 1, 2019. The Company may redeem all or a part of the Notes on or after June 1, 2015, on any one or more occasions, as described in the Indenture. In addition, at any time prior to June 1, 2015, the Company may redeem all or a part of the Notes, on any one or more occasions, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed plus a “make-whole” premium as of, and accrued and unpaid interest, if any, to, but not including, the date of redemption, as described in the Indenture. In addition, at any time and on one or more occasions, prior to June 1, 2015, the Company may redeem, in the aggregate for all such redemptions, up to 35% of the aggregate principal amount of the notes with the net cash proceeds from certain equity offerings at a redemption price equal to 100% of the principal amount of the notes to be redeemed, plus a premium equal to the interest rate per annum on the Notes in effect at the date of the notice of redemption, plus accrued and unpaid interest, if any, to, but not including, the date of redemption, as described in the Indenture.

Upon the occurrence of a Change of Control Triggering Event (as defined in the Indenture), the Company must offer to repurchase the Notes at a price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to, but not including, the date of repurchase. The Indenture also contains covenants, subject to certain exceptions, restricting the ability of the Company to incur debt secured by any Principal Property (as defined in the Indenture) or by the debt or capital stock of any subsidiary held by the Company; to enter into any sale-lease back transactions involving any Principal Property; or to consolidate, merge, convey or transfer substantially all of its assets; as well as other covenants that are customary for debt securities like the Notes. In addition, the Indenture contains customary events of default.

The above description of the Underwriting Agreement, the Indenture and the Notes is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the form of Notes, each of which is incorporated by reference into the Registration Statement. The Base Indenture has been incorporated by reference as Exhibit 4.3 to the Registration Statement. The Underwriting Agreement, Eighteenth Supplemental Indenture and form of Notes are attached to this Current Report on Form 8-K as Exhibit 1.1, Exhibit 4.1 and Exhibit 4.2, respectively, and are incorporated by reference into the Registration Statement. An opinion regarding the legality of the Notes is incorporated by reference into the Registration Statement and is attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant

The information set forth under Item 1.01 above is hereby incorporated into this Item 2.03 by reference.

Safe Harbor Disclosure

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Securities Act of 1933 and of the Securities Exchange Act of 1934. Such forward-looking statements include, but are not limited to, the intended use of proceeds from the offering of the Notes, which are subject to risks and uncertainties, such as general economic conditions and other risks and uncertainties. Forward-looking statements are not intended to be a guarantee of future results, but instead constitute AES’s current expectations based on reasonable assumptions.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties and other factors. Important factors that could affect actual results are discussed in the prospectus supplement related to the offering and AES’s filings with the SEC, including, but not limited to, the risks discussed under Item 1A “Risk Factors” and Item 7 “Management’s Discussion & Analysis of Financial Condition and Results of Operations” in AES’s 2013 Annual Report on Form 10-K, Item 2 “Management’s Discussion & Analysis of Financial Condition and Results of Operations” in AES’s Quarterly Report on Form 10-Q filed on May 8, 2014 and in subsequent reports filed with the SEC. Readers are encouraged to read AES’s filings to learn more about the risk factors associated with AES’s business. AES undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 15, 2014, among The AES Corporation, Citigroup Global Markets Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.

4.1	Eighteenth Supplemental Indenture, dated May 20, 2014, between The AES Corporation and Wells Fargo Bank, N.A., as Trustee.

4.2	Form of Floating Rate Notes due 2019 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE AES CORPORATION

By:	/s/ Thomas M. O’Flynn
Name: Title:	Thomas M. O’Flynn Executive Vice President and Chief Financial Officer

Date: May 20, 2014

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 15, 2014, among The AES Corporation, Citigroup Global Markets Inc., Barclays Capital Inc., Credit Suisse Securities (USA) LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters.

4.1	Eighteenth Supplemental Indenture, dated May 20, 2014, between The AES Corporation and Wells Fargo Bank, N.A., as Trustee.

4.2	Form of Floating Rate Notes due 2019 (included in Exhibit 4.1).

5.1	Opinion of Davis Polk & Wardwell LLP.

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1).